SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              May 30, 1997
                                                     ---------------------



                         Champion Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         UTAH                       0-19499               88-0169547
--------------------------------------------------------------------------------
(State of other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)          Identification No.)



9495 East San Salvador Drive, Scottsdale, Arizona                      85258
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code            (602) 614-4285
                                                        -----------------------

Item 4. Changes in Registrant's Certifying Accountants

Dohan and Company was previously the principal accountants for Champion Financial Corporation. On May 29, 1997, that firm's appointment as principal accountants was terminated and KPMG Peat Marwick LLP was engaged as principal accountants. The decision to change accountants was approved by the board of directors.

In connection with the audit of the fiscal year ended March 31, 1997, and the subsequent interim period through May 29, 1997, there were no disagreements with Dohan and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of Dohan and Company on the financial statements of Champion Financial Corporation as of and for the year ended March 31, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Dohan and Company is attached as Exhibit A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHAMPION FINANCIAL CORPORATION


May 30, 1997                           By  /s/ Paul F. Caliendo
                                           -------------------------------------
                                           Paul F. Caliendo
                                           President and Chief Executive Officer

                         [Dohan and Company Letterhead]

                                   Exhibit A


                                  May 29, 1997


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously principal accountants for Champion Financial Corporation and, under the date of July 10, 1996, we reported on the financial statements of Champion Financial Corporation as of and for the year ended March 31, 1996. On May 29, 1997, our appointment as principal auditors was terminated. We have read Champion Financial Corporation's statements included under Item 4 of its Form 8-K dated May 29, 1997, and we agree with such statements.


                                                     Very truly yours,

                                                     /s/ Stan H. Dohan, CPA

                                                     Dohan and Company


Commission File Number:  0-19499